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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A
                         Amendment No. 3

                               to

                         CURRENT REPORT
                    dated January 20, 2000

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report: April 27, 2001


               KINDER MORGAN ENERGY PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)


      Delaware              1-11234              76-0380342
  (State or other         (Commission         (I.R.S. Employer
    jurisdiction          File Number)      Identification No.)
 of incorporation)


                  500 Dallas Street, Suite 1000
                      Houston, Texas 77002
  (Address of principal executive offices, including zip code)


                          713-369-9000
      (Registrant's telephone number, including area code)


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     The undersigned registrant hereby amends the following items of its
Current Report on Form 8-K dated January 20, 2000, as set forth herein.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

          (a)  Financial Statements of the Businesses Acquired.

     Filed herewith as Exhibit 99.1 are audited financial statements as required by this Item 7 for the following entities, interests in which were acquired by registrant as reported in a Current Report on Form 8-K dated February 4, 2000:

               (1)  Kinder Morgan Interstate Gas Transmission
                    LLC, a Colorado single-member limited
                    liability company;

               (2) Trailblazer Pipeline Company, an Illinois general partnership; and

               (3)  Red Cedar Gathering Company, a general
                    partnership.

          (b)  Pro Forma Financial Information.

     Filed herewith as Exhibit 99.2 is the Unaudited Pro Forma Condensed Combined Statement of Income for the registrant, giving effect to the acquisition of the above listed entities by the registrant as described in a Current Report on Form 8-K dated February 4, 2000. In addition, the Pro Forma Condensed Combined Statement of Income gives effect to our acquisition from Columbia Gulf Transmission Company on November 30, 1999 of an additional 33 1/3% interest in Trailblazer Pipeline Company.

          (c)  Exhibits.

     The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K/A.


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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KINDER MORGAN ENERGY PARTNERS, L.P.

                                   By:
                                   KINDER MORGAN G.P., INC.,
                                   its general partner

                              By:  /s/ Joseph  Listengart
                                   ---------------------------
                                   Joseph Listengart

                                   Vice President, General Counsel and
                                   Secretary


Date: April 27, 2001



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                          EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION

23.1                Consent of Independent Accountants

23.2                Consent of Independent Public Accountants

99.1                Financial Statements of
                    Kinder Morgan Interstate Gas Transmission
                    LLC, Trailblazer Pipeline Company and Red
                    Cedar Gathering Company for the year ended
                    December 31, 1999.

99.2                Unaudited Pro Forma Condensed
                    Combined Statement of Income of Kinder Morgan
                    Energy Partners, L.P. for the fiscal year ended December 31, 1999.